UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2023

SPERO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38266	46-4590683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

675 Massachusetts Avenue, 14th Floor Cambridge, Massachusetts	02140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (857) 242-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SPRO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Spero Therapeutics, Inc. (the “Company”) is filing this Amendment No. 1 to Current Report on Form 8-K/A (this “Amendment”) to amend the Current Report on Form 8-K, originally filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on October 10, 2023 (the “Original Report”). The Original Report was filed, among other things, to disclose (i) the voting results of the Company’s Annual Meeting of Stockholders held on October 5, 2023 (the “Annual Meeting”) and (ii) the filing on October 6, 2023 of a certificate of amendment (the “Charter Amendment”) to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), with the Secretary of State of the State of Delaware (the “Delaware Secretary”) to reflect new Delaware law provisions regarding officer exculpation and to add a federal forum selection clause.

This Amendment amends the Original Report solely to correct the disclosure regarding the previously reported voting results with respect to the Charter Amendment Proposals (as defined below) and to disclose that the Company has filed a Certificate of Correction (the “Certificate of Correction”) with the Delaware Secretary to undo the Charter Amendment.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 16, 2023, the Company filed the Certificate of Correction with the Delaware Secretary to undo the Charter Amendment. As described below, due to a tabulation error, the requisite votes at the Annual Meeting were not in fact obtained to approve the Charter Amendment, so the Company is reversing those changes. As a result of such filing of the Certificate of Correction, the Charter remains unchanged from the Charter in effect prior to October 6, 2023.

Item 5.07	Submission of Matters to a Vote of Stockholders.

At the Annual Meeting, the Company’s stockholders voted on, among other matters, proposals to amend the Charter to reflect new Delaware law provisions regarding officer exculpation and to add a federal forum selection clause (such proposals, the “Charter Amendment Proposals”). The Original Report disclosed correctly the votes received with respect to the matters submitted to a vote by the Company’s stockholders at the Annual Meeting. The Charter Amendment Proposals did not receive the necessary stockholder votes and were not approved.

Item 9.01	Financial Statements and Exhibits.

The description of the Certificate of Correction set forth in Item 5.03 above does not purport to be complete and is qualified in its entirety by reference to the Certificate of Correction, a copy of which is included as Exhibit 3.1 to this Amendment and incorporated by reference herein.

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Correction to Amended and Restated Certificate of Incorporation, as amended, as filed with the Delaware Secretary on October 16, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2023	SPERO THERAPEUTICS, INC.

	By:	/s/ Tamara Joseph
Tamara Joseph
Chief Legal Officer

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